                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: Van Kampen Trust For Investment Grade New Jersey Municipals

         In connection with the Report on Form N-CSRS (the "Report") of the above-named issuer for the period ended April 30, 2008 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



Date: June 19, 2008
                                          /s/ Jerry W. Miller
                                          ---------------------------
                                          Jerry W. Miller
                                          Principal Executive Officer


A signed original of this written statement required by Section 906 has been provided to Van Kampen Trust For Investment Grade New Jersey Municipals and will be retained by Van Kampen Trust For Investment Grade New Jersey Municipals and furnished to the Securities and Exchange Commission or its staff upon request. This written statement required by Section 906 is being furnished with this Report, but not being filed as part of this Report.

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: Van Kampen Trust For Investment Grade New Jersey Municipals

         In connection with the Report on Form N-CSRS (the "Report") of the above-named issuer for the period ended April 30, 2008 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



Date: June 19, 2008
                                           /s/ Stuart N. Schuldt
                                           ---------------------------
                                           Stuart N. Schuldt
                                           Principal Financial Officer


A signed original of this written statement required by Section 906 has been provided to Van Kampen Trust For Investment Grade New Jersey Municipals and will be retained by Van Kampen Trust For Investment Grade New Jersey Municipals and furnished to the Securities and Exchange Commission or its staff upon request. This written statement required by Section 906 is being furnished with this Report, but not being filed as part of this Report.